                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)   February 25, 2000
                                                   -----------------



                            SIERRA PACIFIC RESOURCES
                            ------------------------
             (Exact name of registrant as specified in its charter)





               NEVADA                     1-8788              88-0198358
      -------------------------         -----------       ------------------
   (State or other jurisdiction of      (Commission        (I.R.S. Employer
   incorporation or organization)       File Number)      Identification No.)


P.O. Box 30150 (6100 Neil Road), Reno, Nevada                  89511
---------------------------------------------             ---------------
   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:    (775) 834-4011
                                                      ---------------



                                      None
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
---------------------

     Sierra Pacific Resources (the "Company") issued a press release on February 4, 2000 that described an action by the Public Utilities Commission of Nevada (the "PUCN") regarding a deferred energy filing made by one of the Company's subsidiaries, Nevada Power Company. A second press release issued on February 16, 2000 disclosed the final charge against earnings that resulted from the PUCN decision and other information about the Company's 1999 operating results. The February 4, 2000 and the February 16, 2000 press releases are filed herewith as exhibits.

Item 7. Financial Statements and Exhibits
-----------------------------------------


     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not required

     (b)  Pro forma financial information.
          -------------------------------

          Not required

     (c)  Exhibits.
          --------

          99.1 Sierra Pacific Resources-  Press Release issued February 4, 2000

          99.2 Sierra Pacific Resources- Press Release issued February 16, 2000
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                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Sierra Pacific Resources

Date:  February 25, 2000             By:     /s/   Mark A. Ruelle
       -----------------                       --------------------
                                                   Mark A. Ruelle
                                                Senior Vice President
                                           Chief Financial Officer and Treasurer

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                                 Exhibit Index
                                 -------------


Exhibit   99.1

     Sierra Pacific Resources- Press Release issued February 4, 2000.


Exhibit 99.2

     Sierra Pacific Resources- Press Release issued February 16, 2000.